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                            GENERAL CONTINUING GUARANTY


          THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of June 9, 1999, is executed and delivered by each of the undersigned Subsidiaries of STAR TELECOMMUNICATIONS, INC., a Delaware corporation (each a "Guarantor" and collectively "Guarantors"), in favor of Foothill Capital Corporation, a California corporation, as agent for the Lender Group (in such capacity, together with its successors, if any, in such capacity, "Agent"), in light of the following:

          WHEREAS, Debtor, and the Lender Group are, contemporaneously herewith, entering into the Loan Agreement; and

          WHEREAS, in order to induce the Lender Group to extend financial accommodations to Debtor pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Debtor, whether pursuant to the Loan Agreement or otherwise, each of the Guarantors have agreed to guaranty the Guarantied Obligations.

          NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees, in favor of Agent for the benefit of the Lender Group, as follows:

     1.   Definitions and Construction.

          (a) DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

               "AGENT" shall have the meaning set forth in the preamble to this Guaranty.

               "DEBTOR" shall mean, individually and collectively, jointly and severally, Star Telecommunications, Inc., a Delaware corporation, CEO Communications, Inc., a Delaware corporation, PT-1 Communications, Inc., a New York corporation, and PT-1 Long Distance, a Delaware corporation, and any other Obligor that now or in the future executes and delivers a joinder to the Loan Agreement as a "Borrower".

               "GUARANTIED OBLIGATIONS" shall mean: (a) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on, the Indebtedness owed by Debtor to the Lender
Group pursuant to the terms of the Loan Documents; and (b) the due and punctual payment of all other present or future Indebtedness owing by Debtor to the Lender Group.

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               "GUARANTOR" shall have the meaning set forth in the preamble to this Guaranty.

               "GUARANTY" shall have the meaning set forth in the preamble to this Guaranty.

               "INDEBTEDNESS" shall mean any and all Obligations, indebtedness, or liabilities of any kind or character owed by Debtor to the Lender Group and arising directly or indirectly out of or in connection with the Loan Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Debtor is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Agent or the Lender Group.

               "LOAN AGREEMENT" shall mean that certain Loan and Security Agreement, of even date herewith, entered into among Debtor, Guarantor, the financial institutions that are identified therein as the "Lenders", and Foothill Capital Corporation, a California corporation, as agent for the Lenders (individually and collectively, the "Lender Group").

          (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty.
Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Agreement; this Guaranty; and the other Loan Documents. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, the Lender Group or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Agent, and the Lender Group and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Agent, the Lender Group and Guarantor.

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     2.   GUARANTIED OBLIGATIONS.  Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guaranties to Agent for the benefit of the Lender Group, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and
(b) the punctual and faithful performance, keeping, observance, and fulfillment by Debtor of all of the agreements, conditions, covenants, and obligations of Debtor contained in the Loan Agreement, and under each of the other Loan Documents.

     3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by such Guarantor, Debtor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Debtor or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.

     4. PERFORMANCE UNDER THIS GUARANTY. In the event that Debtor fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Debtor shall fail to perform, keep, observe, or fulfill any other obligation referred to in CLAUSE (b) OF SECTION 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, Guarantors immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

     5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Agent for the benefit of the Lender Group, that the obligations of such

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Guarantor hereunder are independent of the obligations of Debtor or any other guarantor, and that a separate action may be brought against such Guarantor, whether such action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender Group of whatever remedies it may have against Debtor or any other guarantor, or the enforcement of any lien or realization upon any security Lender Group may at any time possess. Each Guarantor hereby agrees that any release which may be given by Agent on behalf of the Lender Group to Debtor or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that Lender Group shall be under no obligation to marshal any property or assets of Debtor or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     6.   WAIVERS.

          (a) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor's right to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Debtor or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

          (b) To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require the Lender Group to institute suit against Debtor or to exhaust any rights and remedies which the Lender Group has or may have against Debtor. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to the Lender Group by Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor in respect thereof.

          (c) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any rights to assert against the Lender Group any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Debtor or any other party liable to the Lender Group; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present

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or future lack of perfection, sufficiency, validity, or enforceability of the
Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Lender Group including any defense based upon an election of remedies by the Lender Group under the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

          (d) Until such time as all Commitments have been irrevocably terminated and all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) each Guarantor hereby postpones any right of subrogation such Guarantor has or may have as against Debtor with respect to the Guarantied Obligations; (ii) in addition, each Guarantor hereby postpones any right to proceed against Debtor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and
(iii) in addition, each Guarantor also hereby postpones any right to proceed or to seek recourse against or with respect to any property or asset of Debtor.

          (e) If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, the Lender Group may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by the Lender Group nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Debtor or other guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election would estop the Lender Group from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that Guarantors are hereby relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against the Lender Group any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by the Lender Group nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Guarantor's liability under this Guaranty.

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          (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives all rights and defenses that such Guarantor may have because Debtor's debt is secured by real property. This means, among other things:

               (i) The Lender Group may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Debtor.

               (ii) If the Lender Group forecloses on any real property collateral pledged by the Debtor:

                    (1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                    (2) the Lender Group may collect from any Guarantor even if the Lender Group, by foreclosing on the real property collateral, has destroyed any right any Guarantor my have to collect from Debtor.

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because Debtor's debt is secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar laws of California or any other jurisdiction.


          (G) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822,
2838, 2839, 2845, 2847, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL
PROCEDURE Sections 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF CALIFORNIA OR ANY OTHER JURISDICTION.

          (H) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE LENDER GROUP, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE DEBTOR BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF CALIFORNIA OR ANY OTHER JURISDICTION OR OTHERWISE.

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     7.   RELEASES.  Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Lender Group may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Debtor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

     8. NO ELECTION. The Lender Group shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by the Lender Group to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group's right to proceed in any other form of action or proceeding or against other parties unless Agent on behalf of the Lender Group has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of the Guarantors under this Guaranty except to the extent that the Lender Group finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     9. INDEFEASIBLE PAYMENT. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Lender Group are no longer subject to any right on the part of any person whomsoever, including Debtor, Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to the Lender Group is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantors shall be liable for the full amount the Lender Group is required to repay plus any and all costs and expenses (including attorneys fees) paid by the Lender Group in connection therewith.

     10. FINANCIAL CONDITION OF DEBTOR. Each Guarantor represents and warrants to the Lender Group that it is currently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to the Lender Group that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of Debtor's financial condition, the financial condition of

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other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

     11. SUBORDINATION. Each Guarantor hereby agrees that any and all present and future indebtedness of Debtor owing to such Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, except as expressly permitted by the Loan Agreement, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guarantied Obligations have been indefeasibly paid in full.

     12. PAYMENTS; APPLICATION. All payments to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by any Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by the Lender Group in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Lender Group constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

     13. ATTORNEYS FEES AND COSTS. Each Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Lender Group in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

     14. NOTICES. Any notice, consent, approval, or other communication herein required or permitted to be given shall be in writing and shall be given and be deemed given in the manner set forth in Section 12 of the Loan Agreement, the provisions of which by this reference are incorporated herein MUTATIS MUTANDIS. For the purposes hereof, the address of each party hereto shall be as set forth in the Loan Agreement or, as to any such party, such other address as shall be designated by such party in a written notice to the other parties hereto.

     15. CUMULATIVE REMEDIES. No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by the Lender Group or Agent on behalf thereof to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

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     16.  SEVERABILITY OF PROVISIONS.  Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     17. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between each Guarantor and the Lender Group or Agent on behalf thereof pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent on behalf of the Lender Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Lender Group and Agent on behalf thereof; PROVIDED, HOWEVER, Guarantors shall not assign this Guaranty or delegate any of its duties hereunder without Agent's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Lender Group or Agent on behalf thereof, the rights and benefits herein conferred upon the Lender Group or Agent on behalf thereof shall automatically extend to and be vested in such assignee or other transferee.

     19. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of Agent and its successors and assigns and may not be relied on by any other Person.

     20.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

          THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR AT THE SOLE OPTION OF AGENT ON BEHALF OF THE LENDER GROUP, IN ANY OTHER COURT IN WHICH AGENT ON BEHALF OF THE LENDER GROUP SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH

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PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT
TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 20.

          EACH GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP REPRESENT THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     21. AGREEMENT TO BE BOUND BY LOAN AGREEMENT. By its execution and delivery of this Guaranty or any joinder hereto, any Guarantor that is not a party to the Loan Agreement or any joinder thereto nevertheless shall be deemed to have agreed to be bound by each provision in the Loan Agreement relating to the Guarantors or their assets with the same force and effect as though such Guarantor were party to the Loan Agreement or any joinder thereto, MUTATIS MUTANDIS.

     22. ADDITIONAL GUARANTORS. The initial Guarantors hereunder shall be such of the Obligors as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Obligors, as required by the Loan Agreement or the other Loan Documents, may become parties hereto, as additional Guarantors (each, an "Additional Guarantor"), by executing and delivering a counterpart of this Guaranty. Upon delivery of any such counterpart to Guarantied Party, notice of which is hereby waived by any other Guarantor, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Guarantied Party not to cause any Obligor to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

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     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Guaranty as of the date first written above.



                   CEO CALIFORNIA TELECOMMUNICATIONS, INC., a California corporation


                   By: /s/
                       -----------------------------
                   Title:


                   HELVEY COM, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:


                   LUCIUS ENTERPRISES, INC.,
                   a California corporation


                   By: /s/
                       -----------------------------
                   Title:


                   AS TELECOMMUNICATIONS, INC.,
                   an Arizona corporation


                   By: /s/
                       -----------------------------
                   Title:


                   PHONETIME TECHNOLOGIES, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:

                   PT-1 HOLDINGS I, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:


                   PT-1 HOLDINGS II, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:


                   NATIONWIDE DISTRIBUTORS, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:


                   TECHNOLOGY LEASING, INC., a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:


                   PT-1 PHONECARD, L.P.,
                   a Texas limited partnership


                   By: /s/
                       -----------------------------
                   Title:

                   PLATFORM SERVICES, L.P.,
                   a Delaware limited partnership


                   By: /s/
                       -----------------------------
                   Title:


                   PT-1 COMMUNICATIONS PUERTO RICO, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title:


                   INVESTMENT SERVICES, INC.,
                   a Delaware corporation


                   By: /s/
                       -----------------------------
                   Title: